UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 6, 2026

Aptiv PLC

(Exact name of registrant as specified in its charter)

Jersey	001-35346	98-1824200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Spitalstrasse 5

8200 Schaffhausen, Switzerland

+41 52 580 96 00

(Address of Principal Executive Offices, Including Zip Code)

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	APTV	New York Stock Exchange
1.600% Senior Notes due 2028	APTV	New York Stock Exchange
4.650% Senior Notes due 2029	APTV	New York Stock Exchange
3.250% Senior Notes due 2032	APTV	New York Stock Exchange
5.150% Senior Notes due 2034	APTV	New York Stock Exchange
4.250% Senior Notes due 2036	APTV	New York Stock Exchange
4.400% Senior Notes due 2046	APTV	New York Stock Exchange
5.400% Senior Notes due 2049	APTV	New York Stock Exchange
3.100% Senior Notes due 2051	APTV	New York Stock Exchange
4.150% Senior Notes due 2052	APTV	New York Stock Exchange
5.750% Senior Notes due 2054	APTV	New York Stock Exchange
6.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2054	APTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Tender Offer

On March 6, 2026, Aptiv PLC (the “Company”) issued a press release announcing that Aptiv Swiss Holdings Limited, a Jersey incorporated private limited company (“ASH”), and a wholly-owned subsidiary of the Company, has commenced a cash tender offer (the “Tender Offer”) to purchase its outstanding 3.250% Senior Notes due 2032, 5.150% Senior Notes due 2034, 5.750% Senior Notes due 2054, 5.400% Senior Notes due 2032, 4.400% Senior Notes due 2046, 4.150% Senior Notes due 2052 and 3.100% Senior Notes due 2051 (the “Notes”) for aggregate consideration of up to $1,350,000,000, exclusive of any accrued interest through the payment date of the Notes. The Tender Offer is subject to the terms and conditions set forth in the Offer to Purchase, dated March 6, 2026, including the satisfaction of the following conditions prior to the settlement of the Tender Offer: (i) the consummation of the previously announced separation (the “Spin-Off”) of the Company’s Electrical Distribution Systems business into a new, independent publicly traded company, which will be named Versigent, and (ii) the receipt by the Company of a special dividend from Versigent in an amount not less than $1,700,000,000 in connection with the Spin-Off (collectively, the “Conditions”).

A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Conditional Redemption of 4.650% Senior Notes due 2029

On March 6, 2026, the Company announced that ASH and Aptiv Global Financing Designated Activity Company intend to redeem for cash the entire $401 million aggregate principal amount outstanding of their 4.650% Senior Notes due 2029 (the “2029 Notes”). The 2029 Notes are redeemable at a redemption price that includes a make-whole premium, plus any interest accrued and unpaid thereon to the redemption date. The redemption is expected to occur on April 7, 2026, subject to the satisfaction of the Conditions on or prior to the redemption date.

Cautionary Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains certain forward-looking statements, including those related to the Tender Offer, and the redemption of the 2029 Notes and the Conditions. Such forward-looking statements are subject to many risks, uncertainties and factors, which may cause the actual results to be materially different from any future results. All statements that address future operating, financial or business performance or the Company’s strategies or expectations are forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: global and regional economic conditions, including conditions affecting the credit market; global inflationary pressures; uncertainties created by the conflict between Ukraine and Russia, and its impacts to the European and global economies and our operations in each country; uncertainties created by the conflicts in the Middle East and their impacts on global economies; fluctuations in interest rates and foreign currency exchange rates; the cyclical nature of global automotive sales and production; the potential disruptions in the supply of and changes in the competitive environment for raw material and other components integral to the Company’s products, including the ongoing semiconductor supply shortage; the Company’s ability to maintain contracts that are critical to its operations; potential changes to beneficial free trade laws and regulations, such as the United States-Mexico-Canada Agreement; the effects of significant increases in trade tariffs, import quotas and other trade restrictions or actions, including retaliatory responses to such actions; changes to tax laws; future significant public health crises; the ability of the Company to integrate and realize the expected benefits of recent transactions; the ability of the Company to attract, motivate and/or retain key executives; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees or those of its principal customers; the ability of the Company to attract and retain customers; the Company’s failure to complete the Spin-Off and related financing transactions as planned or at all; the Company’s failure to manage Versigent’s transition to a standalone public company; and the Company’s failure to achieve some or all of the benefits expected from the Spin-Off and other risks related to the completion of the Spin-Off. Additional factors are discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect the Company. It should be remembered that the price of the ordinary shares and any income from them can go down as well as up. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2026	APTIV PLC

	By:	/s/ Varun Laroyia
Varun Laroyia
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 6, 2026 Announcing Commencement of Tender Offer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)